Financial income (expenses), net	12 Months Ended
Dec. 31, 2021
Financial income (expenses), net

28.	Financial income (expenses), net

Financial income includes income generated by highly liquid short-term investments and gains arising from measurement of derivative financial instruments at fair value.

Interest income is recorded for all financial assets measured at amortized cost, using the effective interest rate, which is the rate that discounts for the estimated future cash payments or receipts through the expected term of the financial instrument or shorter period, where appropriate, from the carrying amount of the financial asset or liability.

Financial expenses include substantially interest and financial charges on borrowings and financing and discounting receivables during the year, losses arising from measurement of derivative financial instruments at fair value, losses on disposals of financial assets, financial charges on provisions on lawsuits and taxes and interest charges on leases, as well as discount charges.

	2021	2020	2019

Finance expenses:
Cost of debt	(516)	(387)	(337)
Cost of the discounting of receivables	(117)	(58)	(101)
Monetary restatement loss	(351)	(265)	(151)
Interest on lease liabilities	(719)	(729)	(528)
Other finance expenses	(106)	(198)	(107)
Total financial expenses	(1,809)	(1,637)	(1,224)

Financial income:
Income from short term instruments	115	152	111
Monetary restatement gain (*)	364	749	234
Other financial income	9	8	8
Total financial income	488	909	353

Total	(1,321)	(728)	(871)
(*)	On October 29, 2020, the lawsuit had an unappeasable decision in favor of the Company, granting a tax credit in the amount of R$ 1,609, net of the provisions for portions considered unrealizable being R$613 in the financial result. In 2021, the Company recorded a credit of R$109, referring to the monetary restatement of the tax credit.

The gains or losses on derivative financial instruments are recorded as cost of debt and disclosed in Note 18.